UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report: December 8, 2023
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance	California	90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VIRC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

TABLE OF CONTENTS

Item 2.02 - Results of Operations and Financial Condition
Item 7.01 - Regulation FD Disclosure
Item 9.01 - Financial Statements and Exhibits
SIGNATURES

Item 2.02 Results of Operations and Financial Condition.

On December 8, 2023, Virco Mfg. Corporation (“Virco”) issued a press release reporting its financial results for the third quarter ended October 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit attached hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On December 8, 2023, Virco Mfg. Corporation (“Virco”) issued a press release announcing that its Board of Directors declared a cash dividend for the Company’s fourth fiscal quarter of $0.02 per share on each outstanding share of common stock. The dividend is payable on January 10, 2024 to stockholders of record of the common stock as of the close of business on December 22, 2023. While the Company intends to pay future dividends on a quarterly basis, following review and approval by the Board of Directors, the declaration and payment of future dividends, as well as the amounts thereof, are subject to the discretion of the Board as well as restrictive covenants in the Company’s lending agreements. There can be no assurance that the Company will declare and pay dividends in future periods.

In addition, the Board of Directors has authorized the repurchase of up to $5,000,000 of the Company’s common stock. Repurchases may be made at management’s discretion from time to time through open market purchases, in privately negotiated transactions, or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The timing and total amount of stock repurchases will depend upon business, economic and market conditions, corporate, legal and regulatory requirements, prevailing stock prices, trading volume, and other considerations. The repurchase program has no time limit and may be suspended for periods or discontinued at any time. The Company expects to utilize its existing cash and cash equivalents to fund repurchases under the share repurchase program.

A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 and the exhibit attached hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
(d) Exhibit 99.1	Press Release dated December 8, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: December 8, 2023	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors